                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                        ------------------------------


                                  FORM 8-K/A

                                AMENDMENT NO. 1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):  JUNE 30, 1997



                            STERLING SOFTWARE, INC.
            (Exact Name of Registrant as Specified in its Charter)



   DELAWARE                       1-8465                         75-1873956
  (State of                     (Commission                     (IRS Employer
Incorporation)                  File Number)                 Identification No.)


300 CRESCENT COURT, SUITE 1200, DALLAS, TEXAS                       75201
  (Address of Principal Executive Offices)                        (Zip Code)




      Registrant's telephone number, including area code:  (214) 981-1000
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The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated June 30, 1997:

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired. On June 30, 1997, Sterling Software, Inc. (the "Company") and certain of its subsidiaries completed the acquisition (the "Acquisition") of certain assets (including the capital stock of certain foreign subsidiaries) of Texas Instruments Incorporated ("Texas Instruments") pursuant to an Asset Purchase Agreement, dated April 18, 1997, as amended pursuant to Amendment Nos. 1 and 2 thereto. Such assets constitute substantially all of the assets formerly used by Texas Instruments' Software Division ("TI Software") in connection with its business of developing, marketing, licensing, supporting and maintaining applications development software and providing related consulting services. The financial statements required to be filed by Item 7(a) of Form 8-K are filed herewith as Exhibit 99.1.

     (b) Pro Forma Financial Information. The pro forma financial information required to be filed by Item 7(b) of Form 8-K is filed herewith as Exhibit 99.2.


     (c)  Exhibits:

          Exhibit
          Number        Exhibit
          -------       -------

           23           Consent of Ernst & Young LLP.

           99.1 Financial Statements of the Software Business of Texas Instruments Incorporated as of the three months ended March 31, 1997 and 1996 (unaudited) and the year ended December 31, 1996 with Report of Independent Auditors.

           99.2 Unaudited Pro Forma Combined Condensed Balance Sheet of the Company and TI Software as of March 31, 1997; and Unaudited Pro Forma Combined Condensed Statements of Operations of the Company and TI Software for the six months ended March 31, 1997 and for the year ended September 30, 1996.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                STERLING SOFTWARE, INC.



                                By:     /s/ R. Logan Wray
                                   ---------------------------------------------
                                        R. Logan Wray
                                        Senior Vice President and
                                        Chief Financial Officer


Dated:  August 13, 1997


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                               INDEX TO EXHIBITS
                               -----------------

EXHIBIT
NUMBER          EXHIBIT
-------         -------


  23            Consent of Ernst & Young LLP.

  99.1 Financial Statements of the Software Business of Texas Instruments Incorporated as of the three months ended March 31, 1997 and 1996 (unaudited) and the year ended December 31, 1996 with Report of Independent Auditors.

  99.2 Unaudited Pro Forma Combined Condensed Balance Sheet of the Company and TI Software as of March 31, 1997; and Unaudited Pro Forma Combined Condensed Statements of Operations of the Company and TI Software for the six months ended March 31, 1997 and the year ended September 30, 1996.

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